Mercer Gold Corp. 15710 W. Colfax Avenue, Ste 201 Golden, Colorado 80401 USA

NEWS RELEASE

MERCER GOLD CORPORATION APPOINTS JAMES M. STONEHOUSE AS IN-COUNTRY MANAGER FOR OPERATIONS IN COLOMBIA

DENVER, CO., - June 14, 2010 - Mercer Gold Corporation ("Mercer Gold" or the "Company") (OTCBB: MRGP) has appointed James M. Stonehouse as in-country manager for its operations in Colombia.

James M. Stonehouse is an experienced mining and resource manager with a long history of field experience in South America beginning as early as 1976.

Among the highlights of a mining career that stretches over 34 years, Mr. Stonehouse is attributed with considerable success in numerous mines and mineral operations. He was Project Manager and in charge of all supervision developing feasibility for a 16,000 tpd heap leach SX-EW copper project (2008-2009), including supervision of metallurgical testing, process design, acquisition, and permitting. He has managed up to four separate companies in a difficult political environment (2006-2008) and tripled indicated reserves at principal projects in two of the companies.

Mr. Stonehouse completed feasibility and managed construction of a 2000 tpd heap leach facility in Central Asia (2004-2005). In the previous year, he took a reserve to development stage in a difficult permitting environment, handling the coordination of engineering, metallurgy and environmental compliance issues in order to satisfy project opponents. He also led a team of professionals that evaluated and used innovative metallurgical techniques to lift a known resource to the reserve status in Central Asia for a project eventually sold for 25 times invested capital.

He has played a prominent role in the management of numerous mining companies over the years in his positions as Executive Vice President, VP of Operations, VP of Exploration, General Manager, Mine Manager and lead independent consultant. He has been directly responsible for management and strategic development of over 20 mines, many with significant ore bodies and highly sophisticated applied mining techniques.

Until August 2009 he was VP of Operations for Copper Mesa Ming Corp. directing and supervising the efforts of five separate companies in Latin America and the U.S.A.

Mr. Stonehouse graduated with an M.A., Geology from Dartsmouth College in Hanover, New Hamphsire in 1976.

"Adding Mr. Stonehouse to the team will establish our full-time presence in Colombia. His current mandate is to ensure efficient operations and based on his past experience, I am confident that he will be a great asset for Mercer Gold," states Rahim Jivraj, President & CEO of Mercer Gold Corporation.

About Mercer Gold Corporation

In April 2010, Mercer Gold Corporation entered an agreement to acquire the option to the Guayabales Prospect, a prospective gold and silver property located in Marmato, Caldas, Colombia. Mercer Gold plans to evaluate the property and develop a work program on the prospect.

For further information see: mercergoldcorp.com

Symbol: OTCBB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact: Investor Relations (USA)

Tel. 1- 303-235-8099

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